UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

Lithium Americas Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-41788	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3260 - 666 Burrard Street

Vancouver, British Columbia, Canada V6C 2X8

(Address of principal executive office and Zip Code)

(778) 656-5820

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	LAC	New York Stock Exchange Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On September 30, 2025, Lithium Americas Corp. (the “Company”) issued a press release announcing that it reached a non-binding agreement in principle with the U.S. Department of Energy (the “DOE”) and General Motors Holdings LLC (“GM”) to advance the first draw of $435 million on the previously announced $2.26 billion DOE loan (the “DOE Loan”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, the Company has posted an updated investor presentation on its website, which is available under the tab “Investors—Events & Presentations.”

The information contained in this Item 7.01 and Exhibit 99.1 is being “furnished” pursuant to General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On September 30, 2025, the Company announced that, together with GM, its joint venture (“JV”) partner in the Thacker Pass lithium project (“Thacker Pass”), it has reached a non-binding agreement in principle (the “First Draw Terms”) with the DOE to advance the first draw of $435 million on the previously announced DOE Loan. The First Draw Terms contemplate, among other things, that the DOE will agree to defer $182 million of debt service over the first five years of the Company’s existing DOE Loan in exchange for penny warrants representing (i) a 5% equity stake in the Company’s outstanding common shares and (ii) a 5% economic stake in Thacker Pass at the JV level. The Company will also agree to post an additional $120 million to newly created DOE Loan reserve accounts. In addition, the Company and GM will make certain amendments to their existing lithium offtake agreements to permit the JV to enter into additional third party offtake agreements.

While the parties have reached an agreement in principle on the First Draw Terms, no definitive agreements have been executed, and the first draw has not occurred as of the date hereof. The First Draw Terms remain subject to settlement and completion of definitive documentation and other customary conditions. No assurances can be given that the First Draw Terms will be entered into in definitive form in the manner currently contemplated or at all.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively referred to as “forward-looking statements” (“FLS”)). All statements, other than statements of historical fact, are FLS and can be identified by the use of statements that include, but are not limited to, words, such as “anticipate,” “plan,” “continue,” “estimate,” “expect,” “may,” “will,” “project,” “predict,” “proposes,” “potential,” “target,” “implement,” “schedule,” “forecast,” “intend,” “would,” “could,” “might,” “should,” “believe” and similar terminology, or statements that certain actions, events or results “may,” “could,” “would,” “might” or “will” be taken, occur or be achieved. FLS in this Current Report on Form 8-K includes, but is not limited to, statements related to the DOE Loan and the First Draw Terms, including statements regarding definitive documentation memorializing the First Draw Terms, draw-down conditions on the DOE Loan, the expected timing for first draw on the DOE Loan, if at all, and the outlook with respect to negotiations relating to the DOE Loan and the consequences related thereto; as well as other statements with respect to management’s beliefs, plans, estimates and intentions, and similar statements concerning anticipated future events, results, circumstances, performance or expectations that are not historical facts.

FLS involves known and unknown risks, assumptions and other factors that may cause actual results or performance to differ materially. FLS reflects the Company’s current views about future events that, while considered reasonable by the Company as of the date of this news release, are inherently subject to significant uncertainties and contingencies. Accordingly, there can be no certainty that they will accurately reflect actual results. Although the Company believes that the assumptions and expectations reflected in such FLS are reasonable, the Company can give no assurance that these assumptions and expectations will prove to be correct.

Readers are cautioned that the foregoing lists of factors are not exhaustive. There can be no assurance that FLS will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information. As such, readers are cautioned not to place undue reliance on this information, and that this information may not be appropriate for any other purpose, including investment purposes. The Company’s actual results could differ materially from those anticipated in any FLS as a result of the risk factors set out in the Company’s other continuous disclosure documents available on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov. Readers are further cautioned to review the full description of risks, uncertainties and management’s assumptions in the aforementioned documents and other disclosure documents available on SEDAR+ and on EDGAR.

The FLS contained in this Current Report on Form 8-K is expressly qualified by these cautionary statements. All FLS in this Current Report on Form 8-K speaks as of the date of this filing. The Company does not undertake any obligation to update or revise any FLS, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release, dated September 30, 2025.

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lithium Americas Corp.

Date: October 1, 2025

	By:	/s/ Jonathan Evans
Jonathan Evans
Chief Executive Officer

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